                                                                  EXHIBIT (a)(3)

                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

                                   TO TENDER
                            Any and All Outstanding
       $5.70 Warrants to Purchase Common Stock expiring May 31, 1998 and
         $5.75 Warrants to Purchase Common Stock expiring May 31, 1998

                                      OF

                               KOO KOO ROO, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 9, 1996

     This Notice of Guaranteed Delivery, or a facsimile hereof, must be used to accept the Offer (as defined in the Company's Offer to Purchase dated October 9, 1996 (the "Offer to Purchase")) if certificates for any and all outstanding $5.70 Warrants to Purchase Common Stock expiring May 31, 1998 and $5.75 Warrants to Purchase Common Stock expiring May 31, 1998 (collectively, the "Warrants") of Koo Koo Roo, Inc., a Delaware corporation (the "Company"), and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary (as defined in the Offer to Purchase) by the expiration of the Offer. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See "Procedure for Tendering Warrants" in the Offer to Purchase.

                       THE DEPOSITARY FOR THE OFFER IS:

            Ronald Garber, Corporate Secretary and General Counsel
                                Koo Koo Roo, Inc.

                                    By Facsimile             By Hand or
      By Mail:                     Transmission:           Overnight Courier:

Koo Koo Roo, Inc.                 (310) 479-8843           Koo Koo Roo, Inc.
11075 Santa Monica Boulevard                       11075 Santa Monica Boulevard
Suite 225                                                     Suite 225
Los Angeles, California 90025                      Los Angeles, California 90025

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
 FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A
  NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

          This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" (as defined in the Offer to Purchase) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

          The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number (indicated below) of Warrants pursuant to the guaranteed delivery procedure set forth in "Procedure for Tendering Warrants" in the Offer to Purchase.


Number of Warrants Being Tendered                     SIGN HERE

Hereby____________________________

Certificate No.(s).
(if available):

__________________________________          ____________________________________
                                                      (SIGNATURE(S))

__________________________________          ____________________________________
                                                      (SIGNATURE(S))

                                   GUARANTEE
                   (not to be used for signature guarantee)

          The undersigned, an "Eligible Institution," hereby guarantees delivery to the Depositary of the certificates representing the Warrants tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or manually executed facsimile(s) thereof) with any required signature guarantees, and any other required documents, all within three business days of the date hereof.

                                       -----------------------------------------
                                                   (NAME OF FIRM)


                                       -----------------------------------------
                                               (AUTHORIZED SIGNATURE)


                                       -----------------------------------------
                                                        (NAME)


                                       -----------------------------------------
                                                       (ADDRESS)


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                                                       (ZIP CODE)


Dated:  ___________________, 1996.     -----------------------------------------
                                              (AREA CODE AND TELEPHONE NO.)


DO NOT SEND WARRANT CERTIFICATES WITH THIS FORM. YOUR WARRANT CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.